UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 11, 2019

SKY RESORT INTERNATIONAL LIMITED

(Exact name of registrant as specified in its charter)

Delaware	000-50306	13-4167393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Lot 23 (DBKK No. 2), Industri E33

Mile 2.5, Jalan Tuaran, Likas

88200 Kota Kinabalu, Sabah, Malaysia

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: +6088 277484

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On October 11, 2019, the registration of GBGH Hong Kong Limited, a wholly owned subsidiary of Sky Resort International Limited, with the Companies Registry (Hong Kong), has been terminated by decision of the board of directors. GBGH Hong Kong Limited did not have any business operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2019	SKY RESORT INTERNATIONAL LIMITED

	By:	/s/ Yong Fook Ming
Name: Yong Fook Ming Title: Director and Chief Executive Officer

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